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                          ING VARIABLE PORTFOLIOS, INC.

                 ING VP Global Science and Technology Portfolio

                        Supplement dated February 4, 2005
             to the Class I Prospectus and to the Class S Prospectus
                              dated April 30, 2004

Effective immediately, the section entitled "Management of the Portfolios - Sub-Adviser - BlackRock Advisors, Inc." - for the Class I Prospectus and the Class S Prospectus, found on page 40 of each Prospectus, is hereby revised as follows:

(1)   The second paragraph is deleted and replaced with the following:

      The Portfolio is managed by Thomas P. Callan and Erin Xie.


(2) The first two sentences of the third paragraph are deleted and replaced with the following:

      Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is a member of BlackRock's global small equity team.


(3) The fourth paragraph is deleted in its entirety and replaced with the following:

      Erin Xie, Director and Portfolio Manager, is a member of BlackRock's global small cap equity team, and is responsible for coverage of stocks in the healthcare sector. Before becoming part of BlackRock in 2005, Ms. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.



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